SNOBAR HOLDINGS, INC.
Unaudited Proforma Balance Sheet
December 31, 2014
	Pacific Ventures Group, Inc	SnoBar Holdings, Inc.	Eliminations			Total
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-		$-		$-
Accounts receivable	-	12,721		-		12,721
Inventory, net	-	58,256		-		58,256
Deposits	-	1,500		-		1,500
Total Current Assets	-	72,477				72,477
						-
Property, plant and equipment, net	-	106,740		-		106,740
						-
Total Assets	$-	$179,217	$			$179,217
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:						-
Bank overdraft	$-	$2,589		$-		$2,589
Accounts payable	7,471	358,867		-		366,338
Accrued expenses	-	891,532		-		891,532
Current portion, notes payable	14,576	550,333		-		564,909
Current portion, notes payable - related party	-	278,821		-		278,821
Current portion, leases payable	-	36,012		-		36,012
Note payable due to officer	400	-		-		400
Interest payable	173	-		-		173
Interest payable, due to officer	6	-		-		6
				-		-
Total Current Liabilities	22,626	2,118,154		-		2,140,780
						-
Long-Term Liabilities:						-
Notes payable - related party	-	324,522		-		324,522
Leases payable	-	6,553		-		6,553
Total Long-Term Liabilities	-	331,075		-		331,075
						-
Total Liabilities	22,626	2,449,229		-		2,471,855
						-
STOCKHOLDERS' EQUITY (DEFICIT)						-
Preferred stock, $.001 par value, 10,000,000 shares authorized, none issued and outstanding	-	-				-
Series E Preferred stock, $.001 par value, 10,000,000 shares authorized, 1,000,000 issued and outstanding	1,000	-		-		1,000
Common stock, $.001 par value, 100,000,000 shares authorized, 25,384,031 issued and outstanding, respectively	384	-		25,000	1	25,384
Class A common stock, $.001 par value, 30,000,000 shares authorized, 19,322,390 issued and outstanding,	-	19,322		(19,322)	2	-
Class B common stock, $.001 par value, 10,000,000 shares authorized, 1,000,000 issued and outstanding	-	1,000		(1,000)	2	-
Additional paid in capital	47,075,200	3,130,097		(47,099,210)	2	3,101,409
				(25,000)	1
				19,322	2
				1,000	2
Accumulated deficit	(47,099,210)	(5,420,431)		47,099,210	2	(5,420,431)
						-
Total Stockholders' Equity (Deficit)	(22,626)	(2,270,012)		-		(2,292,638)
Total Liabilities and Stockholders' Equity	$-	$179,217		$-		$179,217

1. To reflect the issuance 25,000,000 shares in exchange for all of the issued and outstanding shares of SnoBar Holdings, Inc.

2. To eliminate the historical equity of SnoBar Holdings, Inc and recapitalization of Pacific Ventures Group, Inc.

SNOBAR HOLDINGS, INC.
Unaudited Proforma Statements of Operations
December 31, 2014
	Pacific Ventures Group, Inc	SnoBar Holdings, Inc.	Eliminations		Total

Sales, net of discounts	$-	$128,002	$-		$128,002
Cost of Goods Sold	-	(107,665)	-		(107,665)
Gross Profit	-	20,337			20,338

Operating Expenses
General and administrative	16,118	403,663	-		419,781
Marketing and advertising	-	79,701	-		79,701
Professional fees	-	4,574	-		4,574
Depreciation expense	-	166,373	-		166,373
Salaries and wages	-	413,161	-		413,161
Total Operating Expenses	16,118	1,067,472	-		1,083,590
Operating Income/(Loss)	(16,118)	(1,047,135)	-		(1,063,252)

Other Non-Operating Income and Expenses
Interest expense	(179)	(89,558)	-		(89,737)

Net Income/(Loss) before Income Taxes	(16,297)	(1,136,693)	-		(1,152,989)

Provision for income taxes	-	-	-		-

Net Income/(Loss)	$(16,297)	$(1,136,693)	$-		$(1,152,989)

Basic and Diluted Loss per Share - Class A Common Stock	$-	$(0.06)	$-		$-
Basic and Diluted Loss per Share - Class B Common Stock	$-	$(1.14)	$-		$-
Basic and Diluted Loss per Share - Common Stock	$(0.04)	$-	$-		$(0.05)

Weighted Average Number of Shares Outstanding:
Basic and Diluted Class A Common Stock	-	19,267,184	(19,267,184)	1	-
Basic and Diluted Class B Common Stock	-	1,000,000	(1,000,000)	1	-
Basic and Diluted Common Stock	384,031	-	25,000,000	1	25,384,031

1. To reflect the issuance 25,000,000 shares in exchange for all  of the issued and outstanding shares of SnoBar Holdings, Inc.

SNOBAR HOLDINGS, INC.
Unaudited Proforma Balance Sheet
June 30, 2015
	Pacific Ventures Group, Inc.	SnoBar Holdings, Inc.	Eliminations		Total
ASSETS
Current Assets:
Cash and cash equivalents	$ -	$ 15,523	$ -		$ 15,523
Accounts receivable	-	3,179	-		3,179
Inventory, net	-	101,114	-		101,114
Deposits	-	21,548	-		21,548
Total Current Assets	-	141,364	-		141,364

Fixed Assets
Fixed assets, net	-	62,129	-		62,129
Total Fixed Assets	-	62,129	-		62,129

TOTAL ASSETS	$ -	$ 203,493	$ -		$ 203,493

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$ 11,059	$ 388,262	$ -		$ 399,321
Accrued expenses	-	1,034,914	-		1,034,914
Current portion, notes payable	20,522	550,333	-		570,855
Current portion, notes payable - related party	-	301,700	-		301,700
Current portion, leases payable	-	42,565	-		42,565
Note payable due to officer	800	-	-		800
Interest payable	343	-	-		343
Interest payable, due to officer	10	-	-		10
Total Current Liabilities	32,734	2,317,774			2,350,508

Long-Term Liabilities:
Notes payable - related party	-	244,172	-		244,172
Total Long-Term Liabilities	-	244,172	-		244,172

Total Liabilities	$ 32,734	$ 2,561,946	$ -		$ 2,594,680
STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001 par value, 10,000,000 shares authorized,
none issued and outstanding	$ -	$ -	$ -		$ -
Series E Preferred stock, $.001 par value, 10,000,000 shares authorized,
1,000,000 issued and outstanding	1,000	-	-		1,000
Common stock, $.001 par value, 100,000,000 shares
authorized, 25,384,031 issued and outstanding,	384	-	25,000	1	25,384
Class A common stock, $.001 par value, 30,000,000 shares
authorized, 19,422,390 issued and outstanding,	-	19,422	(19,422)	2	-
Class B common stock, $.001 par value, 10,000,000 shares
authorized, 1,000,000 issued and outstanding	-	1,000	(1,000)	2	-
Additional paid in capital	47,075,200	3,229,997	(47,109,318)	2	3,191,301
			(25,000)	1
			19,422	2
			1,000	2
Accumulated deficit	(47,109,318)	(5,608,872)	47,109,318	2	(5,608,872)
Total Stockholders' Equity (Deficit)	(32,734)	(2,358,453)	-		(2,391,187)
Total Liabilities and Stockholders' Equity (Deficit)	$ -	$ 203,493	$ -		$ 203,493

1.  To reflect the issuance 25,000,000 shares in exchange for all  of the issued and outstanding shares of SnoBar Holdings, Inc.

2. To eliminate the historical equity of SnoBar Holdings, Inc and recapitalization of Pacific Ventures Group, Inc.

SNOBAR HOLDINGS, INC.
Unaudited Proforma Statements of Operations
June 30, 2015

	Pacific Ventures Group, Inc.	SnoBar Holdings, Inc.	Eliminations		Total
Sales, net of discounts	$ -	$ 205,386	$ -		$ 205,386
Cost of Goods Sold	-	(89,252)	-		(89,252)
Gross Profit	-	116,134			116,134

Operating Expenses					-
Selling, general and administrative	9,934	11,037	-		20,971
Depreciation expense	-	44,611	-		44,611
Salaries and wages	-	211,594	-		211,594
Operating Expenses	9,934	267,242	-		277,176

Loss from Operations	(9,934)	(151,108)			(161,042)

Other Non-Operating Income and Expenses
Interest expense	(174)	(37,333)	-		(37,507)

Net Income/(Loss) before Income Taxes	(10,108)	(188,441)	-		(198,549)

Provision for income taxes	-	-	-		-

Net Income/(Loss)	$ (10,108)	$ (188,441)	$ -		$ (198,549)

Basic and Diluted Loss per Share - Class A Common Stock	$ -	$ (0.01)	$ -		$ -
Basic and Diluted Loss per Share - Class B Common Stock	$ -	$ (0.09)	$ -		$ -

Basic and Diluted Loss per Share	$ (0.03)	$ -	$ -		$ (0.01)

Weighted Average Number of Shares Outstanding:
Basic and Diluted Class A Common Stock	-	19,396,976	(19,396,976)	1	-
Basic and Diluted Class B Common Stock	-	1,000,000	(1,000,000)	1	-
Basic and Diluted Common Stock	384,031	-	25,000,000	1	25,384,031

1.  To reflect the issuance 25,000,000 shares in exchange for all  of the issued and outstanding shares of SnoBar Holdings, Inc.